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                                                                    EXHIBIT 21.1




                              EMCARE HOLDINGS INC.
                          SUBSIDIARIES AND AFFILIATED
                           PROFESSIONAL ASSOCIATIONS



                                                 JURISDICTION OF
COMPANY                                           ORGANIZATION                             ASSUMED NAMES
-------                                           ------------                             -------------
Adams Emergency Physicians, P.A.                      Texas                                    None

AEP -- EmCare Medical Group, Inc.                  California                                  None

Associated Emergency Physicians, Inc.,             California                                  None

Medical Group of Northern California

Capital Billing Services, Inc.                      Maryland                                   None

Capital EmCare, P.A.                                  Texas                                    None

Capital Emergency Associates, LLC                   Maryland                                   None

Copenhaver, Bell & Associates,  M.D.'s,              Florida                                   None
    Inc.

Doctors Billing Service, Inc.                      California                                  None

EmCare, Inc.                                        Delaware                     EmCare Management (Massachusetts)
                                                                            EmCare Physician Staffing Services (Texas)
                                                                       Emergency Physicians of Orlando; PES/EmCare (Florida)

EmCare Medical Services of New York, P.C.           New York                                   None

EmCare Medical Services of Pennsylvania,          Pennsylvania                                 None
    P.C.

EmCare OP, L.P.                                       Texas                                    None

EmCare Physicians Network, Inc.                     Delaware                                   None

EmCare Receivables Corporation                       Nevada                                    None

Emergency Health Services Associates                  Texas                  Beaumont Regional Express Clinic (Texas)
                                                                                 EmCare Radiology Services (Texas)
                                                                            EmCare Physicians Staffing Services (Texas)
                                                                                           EPSS (Texas)
Emergency Health Services Associates of New        New Mexico                                  None
    Mexico, P.C.


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

                                                 JURISDICTION OF
COMPANY                                           ORGANIZATION                             ASSUMED NAMES
-------                                           ------------                             -------------
Emergency Specialists of Arkansas, Inc. II            Texas                                    None

EmTac Business Trust                              Pennsylvania                                 None

EmTac, Inc.                                         Delaware                                   None

The Gould Group, Inc.                                 Texas                                    None

Gould Physicians, P.A.                                Texas                                    None

Houston Emergency Physicians, Inc.                   Georgia                                   None

Jasper Emergency Physicians, Inc.                   Missouri                                   None

Jones Emergency Physicians, P.A.                      Texas                                    None

Medical Emergency Services Associates               Illinois                                   None
    (MESA), Inc.

MESA EmCare, S.C.                                   Illinois                                   None

National Primary Care Network, P.A.                   Texas                    National Primary Care Medical Network
                                                                                In-Patient Care Associates (Texas)
                                                                                    Texas Primary Care (Texas)
Network Family Physicians, P.A.                       Texas                                    None

Reimbursement Technologies, Inc.                  Pennsylvania                                 None

SEMS, Inc.                                           Georgia                                   None








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

                                                                     JURISDICTION OF
              BILLING PARTNERSHIPS                                     ORGANIZATION
              --------------------                                     ------------
Arrowhead Emergency Physicians                                            Texas

Belfort House Physicians                                                  Texas

Cedar House Physicians                                                    Texas

Central Florida Emergency Physicians                                      Texas

Clarkson House Physicians                                                 Texas

Contee Emergency Physicians                                               Texas

Copperfall Emergency Physicians                                           Texas

Crane Emergency Physicians                                                Texas

Doctex Emergency Physicians                                               Texas

Hansen Emergency Physicians                                               Texas

Jupiter Emergency Physicians                                           Pennsylvania

Liberty House Physicians                                                  Texas

Linden House Physicians                                                   Texas

Longwood Emergency Physicians                                             Texas

Oakwood House Physicians                                                  Texas

Palestine Emergency Physicians                                            Texas

Randall Emergency Physicians                                              Texas

Sentre Emergency Physicians                                            Pennsylvania

Silver Emergency Physicians                                               Texas

South Charles Emergency Physicians                                        Texas

EM-MED                                                                    Texas

EmCare-DEN Emergency Physicians                                           Texas

EmCare-DFW Emergency Physicians                                           Texas

EmCare-DTX Emergency Physicians                                           Texas





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

                                                                     JURISDICTION OF
              BILLING PARTNERSHIPS                                     ORGANIZATION
              --------------------                                     ------------
EmCare-FOR Emergency Physicians                                           Texas

EmCare-GLT Emergency Physicians                                           Texas

EmCare-HAR Emergency Physicians                                           Texas

EmCare-HHS Emergency Physicians                                           Texas

EmCare-HTN Emergency Physicians                                           Texas

EmCare-IAH Emergency Physicians                                           Texas

EmCare-MSQ Emergency Physicians                                           Texas

EmCare-NLR Emergency Physicians                                           Texas

EmCare-PAZ Emergency Physicians                                           Texas

EmCare-PNX Emergency Physicians                                           Texas

EmCare-PWV Emergency Physicians                                           Texas

EmCare-RSN Emergency Physicians                                           Texas

EmCare-TEX Emergency Physicians                                           Texas

EmCare-VIC Emergency Physicians                                           Texas





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